UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 11, 2022

DERMTECH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38118	84-2870849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11099 N. Torrey Pines Road, Suite 100
La Jolla, CA 92037
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code (858) 450-4222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DMTK	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.

As previously disclosed, on July 1, 2021, DermTech, Inc., or the Company, entered into an Office Lease, or the Original Lease Agreement, dated July 1, 2021, with Kilroy Realty, L.P., or the Landlord, with respect to an aggregate of 95,997 rentable square feet, consisting of the entire building located at 12340 El Camino Real, San Diego, California 92130, or the Building. The Original Lease Agreement was subsequently amended by the First Amendment to Office Lease and the Second Amendment to Office Lease, each dated April 22, 2022.

Pursuant to the Original Lease Agreement, tenants of the “Del Mar Corporate Centre II” office project, or the Project, which consists of the Building and the adjacent office building located at 12390 El Camino Real, San Diego, California 92130, or the Adjacent Building, have access to a fitness center, or the Fitness Center, located at the Adjacent Building.

On November 11, 2022, the Company entered into a Third Amendment to Office Lease, or the Third Amendment, dated effective as of October 7, 2022, with the Landlord. Pursuant to the Third Amendment, the Company and the Landlord agreed that beginning January 1, 2023, the Fitness Center shall be used exclusively by another tenant of the Project. As a result, the measurement of the Expansion Premises (as defined in the Second Amendment) will be reduced from 14,085 rentable square feet of space to 13,310 rentable square feet of space, and the Company’s monthly installment of base rent for the Expansion Premises will be reduced as set forth in Schedule 1 of the Third Amendment.

The foregoing summary is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Office Lease, dated effective October 7, 2022, by and between the Company and Kilroy Realty, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMTECH, INC.

Date: November 14, 2022	By:	/s/ Kevin Sun
	Name:	Kevin Sun
	Title:	Chief Financial Officer